EXHIBIT 10.1

                               A LETTER OF INTENT

                               for development of
   " China International University of Traditional Chinese Medicine (TCM) and
                             University Hospital for
                 Traditional Chinese Medical Sciences worldwide"

                                 Jan. 16th, 2006

1. " Party A ": WangJing Hospital, BeiJing P.R. China and WangJing Hospital of China Academy of Chinese Medical Sciences, BeiJing, P.R. China, Hua Jia Di Street ChaoYang District, BeiJing, P.R. China (refer as " Party A", hereafter),

2. " Party B": CHINA HEALTH HOLDING INC. (USA NASD OTCBB: CHHH) (referred as " Party B", or " its , hereafter) , having an office at: Park Place, Suite 600 - 666 Burrard Street, Vancouver, BC Canada V6C 2X8

Through fairly and sincerely discussion and negotiation, " Party A " and " Party B" has mutually agreed to each the following " LETTER OF INTENT" for the development of "China International University of Traditional Chinese Medicine
(TCM) and University Hospital for Traditional Chinese Medical Sciences worldwide" in next five (5) years".

A. Both Parties have strong intent and mutual support for further Co-Development and accomplishment and Co-operation for further development of " China International University of TCM and University Hospital for Traditional Chinese Medical Sciences worldwide" in USA.

B. " Party A" legally agree to offer "Party B (or its Norminee)" with full legal " FIRST REFUSAL RIGHTS" and legal" exclusive rights" for further development and co-operation of "China International University of TCM and University Hospital for Traditional Chinese Medical Sciences worldwide in next five (5) years".

C. " Party B" also legally agree to offer "Party A" with full legal "FIRST REFUSAL RIGHTS" and legal" exclusive rights" for further development and co-operation of "China International University of TCM and University Hospital for Traditional Chinese Medical Sciences worldwide in next five (5) years".

D. " Party A" agree to provide "Party B" With "fully INTERLLECUTAL AND SCIENTIFIC AND MEDICAL AND TECHNICAL SUPPORTS FOR FURTHER DEVELOPMENT OF "China International University of TCM and University Hospital for Traditional Chinese Medical Sciences worldwide" in next five (5) years" and mutually legally fully compliances with P.R. Chinese Government Laws and Regulations and with USA SEC rules and NASD rules.

E." Party B "agree to be in charge of further investment capitals and business development for further development of "China World University of TCM and University Hospital for Traditional Chinese Medical Sciences worldwide" in next five (5) years".

F. " Party A" and "Party B" will further discuss and negotiate for further detailed terms for further development and Co-operation for further development of "China International University of TCM and University Hospital for Traditional Chinese Medical Sciences worldwide".

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The effective date of this Letter Of Intent " will be on Jan.27th, 2006 as both parties are legally agreed and signed on Jan 16th, 2006 as below:

"Party A":

Agreed and Signed and Sealed by:

------------------------------------------
Dr. Qiu, MoYuan, an authorized signatory Director

WangJing Hospital, BeiJing P.R. China and WangJing Hospital of China Academy of Chinese Medical Sciences, BeiJing, P.R. China, Hua Jia Di Street ChaoYang District, BeiJing, P.R. China

Jan. 16th, 2006

And

"Party B":

Agreed and Signed by

--------------------------------------------
Julianna  Lu, An authorized Signatory
The President/CEO

CHINA HEALTH HOLDING INC.
(USA NASD OTCBB: CHHH)

Park Place
Suite 600 - 666 Burrard Street
Vancouver, BC Canada V6C 2X8
Jan. 16th, 2006